                                                                 Exhibit (e)(4)

 [Logo]                                              [AG Platinum Choice VUL]
                                            Variable Universal Life Insurance
                                                     Supplemental Application

AMERICAN GENERAL LIFE INSURANCE COMPANY ("AGL")

[A member of American International Group, Inc.]
Home Office: Houston, Texas

(This supplement must accompany the appropriate application for life insurance.) The supplement and the application will be attached to and made a part of the policy.

APPLICANT INFORMATION -- SUPPLEMENT TO THE APPLICATION ON THE LIFE OF

       JOHN DOE
       --------------------------       --------------------------------------
       Name of proposed insured.        Policy number, if known

SECTION A - INITIAL ALLOCATION PERCENTAGES

INVESTMENT OPTIONS In the "Premium Allocation" column, indicate how each premium received is to be allocated. In the
                   "Deduction Allocation" column, indicate which investment options are to be used for the deduction of monthly account charges. TOTAL ALLOCATIONS IN EACH COLUMN MUST EQUAL 100%. USE WHOLE PERCENTAGES
                   ONLY.

                                            PREMIUM   DEDUCTION                                             PREMIUM   DEDUCTION
                                           ALLOCATION ALLOCATION                                           ALLOCATION ALLOCATION
                                           ---------- ----------                                           ---------- ----------
AGL DECLARED FIXED INTEREST ACCOUNT (301)       100%       100%  MFS(R) VARIABLE INSURANCE TRUST
[THE ALGER PORTFOLIOS                                            New Discovery* (722)                        ______%    ______%
Capital Appreciation (702)                   ______%    ______%  Research (723)                              ______%    ______%
AMERICAN CENTURY(R) VARIABLE PORTFOLIOS,
  INC.                                                           NEUBERGER BERMAN ADVISERS
American Century VP Value (704)              ______%    ______%  MANAGEMENT TRUST
AMERICAN FUNDS INSURANCE SERIES(R)                               Mid Cap Growth (725)                        ______%    ______%
Asset Allocation/SM/ (681)                   ______%    ______%  OPPENHEIMER VARIABLE ACCOUNT FUNDS
Global Growth/SM/* (682)                     ______%    ______%  Global Fund/VA* (727)                       ______%    ______%
Growth/SM/ (683)                             ______%    ______%  PIMCO VARIABLE INSURANCE TRUST
Growth-Income/SM/ (684)                      ______%    ______%  CommodityRealReturn(R) Strategy* (728)      ______%    ______%
High-Income Bond/SM/ (685)                   ______%    ______%  Global Bond (732)                           ______%    ______%
International/SM/* (686)                     ______%    ______%  Real Return (729)                           ______%    ______%
ANCHOR SERIES TRUST                                              Short-Term (730)                            ______%    ______%
Capital Appreciation (687)                   ______%    ______%  Total Return (731)                          ______%    ______%
Government and Quality Bond (688)            ______%    ______%  SEASONS SERIES TRUST
FIDELITY(R) VARIABLE INSURANCE PRODUCTS                          Mid Cap Value (690)                         ______%    ______%
Contrafund(R) (708)                          ______%    ______%  SUNAMERICA SERIES TRUST
Equity-Income (709)                          ______%    ______%  Balanced (737)                              ______%    ______%
Growth (713)                                 ______%    ______%  VALIC COMPANY I
Mid Cap (714)                                ______%    ______%  Dynamic Allocation* (696)                   ______%    ______%
Money Market (689)                           ______%    ______%  Emerging Economies* (691)                   ______%    ______%
FRANKLIN TEMPLETON VARIABLE INSURANCE                            Foreign Value* (692)                        ______%    ______%
PRODUCTS TRUST                                                   International Equities Index* (738)         ______%    ______%
Franklin Mutual Shares VIP - Class 2 (716)   ______%    ______%  Mid Cap Index (739)                         ______%    ______%
Franklin Small Cap Value VIP - Class 2*
  (715)                                      ______%    ______%  Nasdaq-100(R) Index (741)                   ______%    ______%
INVESCO VARIABLE INSURANCE FUNDS                                 Science & Technology* (742)                 ______%    ______%
Global Real Estate* (701)                    ______%    ______%  Small Cap Index* (743)                      ______%    ______%
Growth and Income (745)                      ______%    ______%  Stock Index (744)                           ______%    ______%
International Growth* (700)                  ______%    ______%  VALIC COMPANY II
JANUS ASPEN SERIES                                               Mid Cap Value (693)                         ______%    ______%
Enterprise (719)                             ______%    ______%  Socially Responsible (694)                  ______%    ______%
Forty (717)                                  ______%    ______%  Strategic Bond (695)                        ______%    ______%]
JPMORGAN INSURANCE TRUST
Core Bond (925)                              ______%    ______%  OTHER:________________                      ______%    ______%
                                                                                                                100%       100%
                                                                 [*If you select the Lapse Protection Benefit ("Guaranteed
                                                                 Minimum Death Benefit" or "GMDB") Rider there are investment requirements for these investment options. Please refer to the prospectus or sales illustration.]

 ICC15-107631                    Page 1 of 5                        [BARCODE]

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SECTION B - DOLLAR COST AVERAGING (DCA)

DOLLAR COST AVERAGING (DCA)  [($5,000] MINIMUM BEGINNING ACCUMULATION VALUE)
                             An amount can be systematically transferred from ANY ONE
                             INVESTMENT OPTION and directed to one or more of the
                             investment options below. Please refer to the prospectus for more information on the DCA option.

                             NOTE: DCA IS NOT AVAILABLE IF THE AUTOMATIC
                             REBALANCING OPTION OR LAPSE PROTECTION BENEFIT
                             ("GUARANTEED MINIMUM DEATH BENEFIT" OR "GMDB")
                             RIDER HAS BEEN CHOSEN.

                             Day of the month for                (Choose a day of the
                             transfers:                          month between 1-28.)
                             -----------------------             ------------------------

                             Frequency
                             of           [_]       [_]          [_]            [_]
                             transfers:   Monthly   Quarterly    Semiannually   Annually
                             ------------------------------------------------------------

                             DCA to be made from the
                             following investment option:

                             (AGL DECLARED FIXED INTEREST
                             ACCOUNT IS NOT AVAILABLE FOR
                             DCA)
                             ----------------------------------- ------------------------

                                                                 ($100 MINIMUM,
                                                                 WHOLE DOLLARS
                             Transfer $                          ONLY)
                             -----------------------             ------------------------

[THE ALGER PORTFOLIOS                                      MFS(R) VARIABLE INSURANCE TRUST
Capital Appreciation (702)                     $__________ New Discovery (722)                    $__________
AMERICAN CENTURY(R) VARIABLE PORTFOLIOS, INC.              Research (723)                         $__________
American Century VP Value (704)                $__________ NEUBERGER BERMAN ADVISERS
AMERICAN FUNDS INSURANCE SERIES(R)                         MANAGEMENT TRUST
Asset Allocation/SM/ (681)                     $__________ Mid Cap Growth (725)                   $__________
Global Growth/SM/ (682)                        $__________ OPPENHEIMER VARIABLE ACCOUNT FUNDS
Growth/SM/ (683)                               $__________ Global Fund/VA (727)                   $__________
Growth-Income/SM/ (684)                        $__________ PIMCO VARIABLE INSURANCE TRUST
High-Income Bond/SM/ (685)                     $__________ CommodityRealReturn(R) Strategy (728)  $__________
International/SM/ (686)                        $__________ Global Bond (732)                      $__________
ANCHOR SERIES TRUST                                        Real Return (729)                      $__________
Capital Appreciation (687)                     $__________ Short-Term (730)                       $__________
Government and Quality Bond (688)              $__________ Total Return (731)                     $__________
FIDELITY(R) VARIABLE INSURANCE PRODUCTS                    Seasons Series Trust
Contrafund(R) (708)                            $__________ Mid Cap Value (690)                    $__________
Equity-Income (709)                            $__________ SUNAMERICA SERIES TRUST
Growth (713)                                   $__________ Balanced (737)                         $__________
Mid Cap (714)                                  $__________ VALIC COMPANY I
Money Market (689)                             $__________ Dynamic Allocation (696)               $__________
FRANKLIN TEMPLETON VARIABLE INSURANCE                      Emerging Economies (691)               $__________
PRODUCTS TRUST                                             Foreign Value (692)                    $__________
Franklin Mutual Shares VIP - Class 2 (716)     $__________ International Equities Index (738)     $__________
Franklin Small Cap Value VIP - Class 2 (715)   $__________ Mid Cap Index (739)                    $__________
INVESCO VARIABLE INSURANCE FUNDS                           Nasdaq-100(R) Index (741)              $__________
Global Real Estate (701)                       $__________ Science & Technology (742)             $__________
Growth and Income (745)                        $__________ Small Cap Index (743)                  $__________
International Growth (700)                     $__________ Stock Index (744)                      $__________
JANUS ASPEN SERIES                                         VALIC Company II
Enterprise (719)                               $__________ Mid Cap Value (693)                    $__________
Forty (717)                                    $__________ Socially Responsible (694)             $__________
JPMORGAN INSURANCE TRUST                                                                          $
                                                                                                   __________
                                                           Strategic Bond (695)                              ]
Core Bond (925)                                $__________ OTHER: ______________________________  $__________

 ICC15-107631                    Page 2 of 5                        [BARCODE]

SECTION C - AUTOMATIC REBALANCING

AUTOMATIC   (POLICIES WITHOUT LAPSE PROTECTION BENEFIT RIDER) If you select Automatic Rebalancing, your
REBALANCING variable investment options will be automatically rebalanced based on the premium allocation percentages designated on Page 1. A [$5,000.00] MINIMUM BEGINNING ACCUMULATION VALUE IS REQUIRED.

            (POLICIES WITH LAPSE PROTECTION BENEFIT RIDER) Quarterly Automatic Rebalancing is required.
            Variable investment options will be automatically rebalanced based on the premium allocation percentages designated on Page 1. THE [$5,000.00] MINIMUM BEGINNING ACCUMULATION VALUE IS WAIVED.

            THE AGL DECLARED FIXED INTEREST ACCOUNT IS NOT AVAILABLE FOR REBALANCING. If this account has been designated in your premium allocations on Page 1, and you have elected rebalancing, you MUST provide new instructions below on how to rebalance your funds. You must use the same variable investment options that you selected on Page 1, but the allocation percentages can differ from your original premium allocations percentages. COMPLETE THE SECTION BELOW WITH NEW PERCENTAGES
            EQUALING 100%.

            NOTE: AUTOMATIC REBALANCING IS NOT AVAILABLE IF THE DCA OPTION HAS BEEN CHOSEN.

            CHECK HERE FOR AUTOMATIC REBALANCING FREQUENCY:  [_]Quarterly  [_]Semiannually  [_]Annually

                                                 REBALANCE                                                   REBALANCE
                                                 ALLOCATION                                                  ALLOCATION
                                               --------------                                              --------------
[THE ALGER PORTFOLIOS                                          MFS(R) VARIABLE INSURANCE TRUST
Capital Appreciation (702)                     ______________% New Discovery* (722)                       ______________%
AMERICAN CENTURY(R) VARIABLE PORTFOLIOS, INC.                  Research (723)                             ______________%
American Century VP Value (704)                ______________% NEUBERGER BERMAN ADVISERS
AMERICAN FUNDS INSURANCE SERIES(R)                             MANAGEMENT TRUST
Asset Allocation/SM/ (681)                     ______________% Mid Cap Growth (725)                       ______________%
Global Growth/SM/* (682)                       ______________% OPPENHEIMER VARIABLE ACCOUNT FUNDS
Growth/SM/ (683)                               ______________% Global Fund/VA* (727)                      ______________%
Growth-Income/SM/ (684)                        ______________% PIMCO VARIABLE INSURANCE TRUST
High-Income Bond/SM/ (685)                     ______________% CommodityRealReturn(R) Strategy* (728)     ______________%
International/SM/* (686)                       ______________% Global Bond (732)                          ______________%
ANCHOR SERIES TRUST                                            Real Return (729)                          ______________%
Capital Appreciation (687)                     ______________% Short-Term (730)                           ______________%
Government and Quality Bond (688)              ______________% Total Return (731)                         ______________%
FIDELITY(R) VARIABLE INSURANCE PRODUCTS                        SEASONS SERIES TRUST
Contrafund(R) (708)                            ______________% Mid Cap Value (690)                        ______________%
Equity-Income (709)                            ______________% SUNAMERICA SERIES TRUST
Growth (713)                                   ______________% Balanced (737)                             ______________%
Mid Cap (714)                                  ______________% VALIC COMPANY I
Money Market (689)                             ______________% Dynamic Allocation* (696)                  ______________%
FRANKLIN TEMPLETON VARIABLE INSURANCE                          Emerging Economies* (691)                  ______________%
PRODUCTS TRUST                                                 Foreign Value* (692)                       ______________%
Franklin Mutual Shares VIP - Class 2 (716)     ______________% International Equities Index* (738)        ______________%
Franklin Small Cap Value VIP - Class 2* (715)  ______________% Mid Cap Index (739)                        ______________%
INVESCO VARIABLE INSURANCE FUNDS                               Nasdaq-100(R) Index (741)                  ______________%
Global Real Estate* (701)                      ______________% Science & Technology* (742)                ______________%
Growth and Income (745)                        ______________% Small Cap Index* (743)                     ______________%
International Growth* (700)                    ______________% Stock Index (744)                          ______________%
JANUS ASPEN SERIES                                             VALIC COMPANY II
Enterprise (719)                               ______________% Mid Cap Value (693)                        ______________%
Forty (717)                                    ______________% Socially Responsible (694)                 ______________%
JPMORGAN INSURANCE TRUST                                       Strategic Bond (695)                       ______________%]
Core Bond (925)                                ______________% OTHER: _______________________________     ______________%
                                                                                                                     100%

                                                               [*If you select the Lapse Protection Benefit ("Guaranteed
                                                               Minimum Death Benefit" or "GMDB") Rider there are
                                                               investment requirements for these investment options. Please refer to the prospectus or sales illustration.]

 ICC15-107631                    Page 3 of 5                        [BARCODE]

SECTION D - AUTHORIZATION FOR TRANSACTIONS

PLEASE CHECK ONE OF
THE FOLLOWING BOXES

                     I (or we, if Joint Owners), hereby authorize AGL to act on telephone instructions or
                     e-service instructions, if elected, to transfer values among the variable divisions and the AGL Declared Fixed Interest Account and to change allocations for future premium payments and monthly deductions given by:

                     [_]  Policy Owner(s)-- if Joint Owners, either of us acting independently. or

                     [_]  Policy Owner(s) or the Agent/Registered Representative who is appointed to represent
                     AGL and the firm authorized to service my policy.

                     AGL and any person designated by this authorization will not be responsible for any claim, loss or expense based upon telephone instructions and e-service instructions received and acted on in good faith, including losses due to telephone instructions or
                     e-service communication errors. AGL's liability for erroneous transfers and allocations, unless clearly contrary to instructions received, will be limited to correction of the allocations on a current basis. If an error, objection or other claim arises due to a telephone instruction or e-service instruction, I will notify AGL in writing within five working days from receipt of confirmation of the transaction from AGL. I understand that this authorization is subject to the terms and provisions of my variable universal life insurance policy and its related prospectus. This authorization will remain in effect until my written notice of its revocation is received by AGL at its home office.

SECTION E - SUITABILITY

ALL QUESTIONS MUST  1.  HAVE YOU, THE PROPOSED INSURED OR OWNER (IF DIFFERENT), RECEIVED THE VARIABLE        [X] yes [_] no
BE ANSWERED             UNIVERSAL LIFE INSURANCE POLICY PROSPECTUS AND INFORMATION DESCRIBING THE
                        INVESTMENT OPTIONS?

                    2.  DO YOU UNDERSTAND AND ACKNOWLEDGE:

                        A.  THAT THE POLICY APPLIED FOR IS VARIABLE, EMPLOYS THE USE OF SEGREGATED ACCOUNTS  [X] yes [_] no
                            WHICH MEANS THAT YOU NEED TO RECEIVE AND UNDERSTAND CURRENT PROSPECTUSES FOR
                            THE POLICY AND THE UNDERLYING INVESTMENT OPTIONS?

                        B.  THAT ANY BENEFITS, VALUES OR PAYMENTS BASED ON PERFORMANCE OF THE UNDERLYING     [X] yes [_] no
                            INVESTMENT OPTIONS MAY VARY?

                        C.  THAT ANY BENEFITS, VALUES OR PAYMENTS BASED ON PERFORMANCE ARE NOT               [X] yes [_] no
                            GUARANTEED BY AGL, ANY OTHER INSURANCE COMPANY, THE U.S. GOVERNMENT OR ANY
                            STATE GOVERNMENT?

                        D.  THAT ANY BENEFITS, VALUES OR PAYMENTS BASED ON PERFORMANCE ARE NOT FEDERALLY     [X] yes [_] no
                            INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, FEDERAL OR
                            STATE?

                        E.  THAT IN ESSENCE, ALL RISK IS BORNE BY THE OWNER EXCEPT FOR FUNDS PLACED IN THE   [X] yes [_] no
                            AGL DECLARED FIXED INTEREST ACCOUNT?

                        F.  THAT THE POLICY IS DESIGNED TO PROVIDE LIFE INSURANCE COVERAGE AND TO ALLOW FOR  [X] yes [_] no
                            THE ACCUMULATION OF VALUES IN THE UNDERLYING INVESTMENT OPTIONS?

                        G.  THAT THE AMOUNT OR DURATION OF THE DEATH BENEFIT MAY INCREASE OR DECREASE,       [X] yes [_] no
                            DEPENDING ON THE INVESTMENT EXPERIENCE OF THE SEPARATE ACCOUNT?

                        H.  THAT THE POLICY VALUES MAY INCREASE OR DECREASE, DEPENDING ON THE INVESTMENT     [X] yes [_] no
                            EXPERIENCE OF THE SEPARATE ACCOUNT, THE AGL DECLARED FIXED INTEREST ACCOUNT
                            ACCUMULATION, AND CERTAIN EXPENSE DEDUCTIONS?

                    3.  DO YOU BELIEVE THE POLICY YOU SELECTED MEETS YOUR INSURANCE AND INVESTMENT           [X] yes [_] no
                        OBJECTIVES AND YOUR ANTICIPATED FINANCIAL NEEDS?

 ICC15-107631                    Page 4 of 5                        [BARCODE]

SECTION F - ELECTRONIC DELIVERY CONSENT

                   American General Life Insurance Company ("AGL") is capable of providing contract and investment option prospectuses, supplements, statements of additional information, and reports via e-mail. In order to deliver these documents via e-mail, we must obtain your consent to this type of delivery format.

                   This consent authorizes AGL, with respect to AGL's variable universal life insurance policies, to deliver the following communications via e-mail:

                   .  Contract prospectuses and supplements

                   .  Investment option prospectuses and supplements

                   .  Statements of additional information

                   .  Annual and semi-annual investment option reports

                   .  Financial Statements

                   This consent to delivery by e-mail has no expiration date. You may change or cancel your consent at any time by writing to us at American General Life Insurance Company, [P.O.
                   Box 9318, Amarillo, TX 79105-9318,] Attn: Policy Owner Services. You may also receive a paper copy of any communication at no additional charge by writing to us at the above address.

                   In order to participate in this delivery method, you must have access to the following:

                   .  Browser software, such as Microsoft Internet Explorer, or equivalent

                   .  Communication access to the Internet

                   Should you wish to print materials that have been delivered via e-mail, you must also have access to a printer. Materials will be published using Portable Document Format
                   (PDF). In order to view PDF documents, you must have Adobe Acrobat Reader software, which is available for download free-of-charge from
                   http://www.adobe.com/products/acrobat/readstep2.html.

                   We reserve the right to mail paper copies instead of providing electronic delivery. In the event that e-mail delivery is unsuccessful, we will mail paper copies. You must notify us every time you change your e-mail address.

                   Your e-mail address will be used solely for AGL's database management regarding the electronic delivery of the communications listed above. Your e-mail address will not be sold or distributed to third parties.

                   By signing this consent, I acknowledge that I have read and understand all of the above-mentioned terms and conditions of this enrollment.

                   I consent to receive electronic delivery of the documents specified above.

                     ----------------- ----------------------------------------------------------
                     Initials of Owner Please provide your e-mail address (Please print legibly)

SECTION G - SIGNATURES

SIGNATURES

REGISTERED REPRESENTATIVE'S SIGNATURE              OWNER'S SIGNATURE (If different from Proposed Insured)

X                                                  X
REGISTERED REPRESENTATIVE SIGNED ON (date) _______ OWNER SIGNED ON (date) _______________________________
REGISTERED REPRESENTATIVE'S NAME (print) _________

__________________________________________________

PRIMARY PROPOSED INSURED'S SIGNATURE               JOINT OWNER'S SIGNATURE (If applicable)

X                                                  X
PRIMARY PROPOSED INSURED SIGNED ON (date) ________ JOINT OWNER SIGNED ON (date) _________________________

 ICC15-107631                    Page 5 of 5                        [BARCODE]